Exhibit 25.1


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                                   FORM T-1

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) |__|
                          ---------------------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                       13-5160382
(Jurisdiction of incorporation                 (I.R.S. employer
if not a U.S. national bank)                   identification no.)

One Wall Street, New York, New York            10286
(Address of principal executive offices)       (Zip code)

                   Mildred Quinones-Holmes, Managing Counsel
                             The Bank of New York
                   One Wall Street, New York, New York 10286
                            Telephone: 212-635-1889
          (Name, address and telephone number for agent for service)
                          ---------------------------

                           FPL RECOVERY FUNDING LLC
              (Exact name of obligor as specified in its charter)

 Delaware                                       77-0679907
 (State or other jurisdiction of                (I.R.S. employer
 incorporation or organization)                 identification no.)

 700 Universe Boulevard                         33408
 Juno Beach, Florida                           (Zip code)
 (Address of principal executive offices)

                          ---------------------------

                           FPL RECOVERY FUNDING LLC
                        SENIOR SECURED BONDS, SERIES A

                      (Title of the indenture securities)

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1.    General information. Furnish the following information as to the
      Trustee:

(a) Name and address of each examining or supervising authority to which it is subject.



                       Name                                                     Address
Superintendent of Banks of the State of New York                One State Street, New York, NY  10004-1417,
                                                                and Albany, NY  12223
Federal Reserve Bank of New York                                33 Liberty Plaza, New York, NY  10045
Federal Deposit Insurance Corporation                           Washington, DC  20429
New York Clearing House Association                             New York, New York   10005


(b)   Whether it is authorized to exercise corporate trust powers.

Yes.

2.  Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.  List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                   SIGNATURE


Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of April, 2007.



                               THE BANK OF NEW YORK

                               By:   /s/   Catherine Cerilles
                                   ----------------------------------
                                   Name:   Catherine Cerilles
                                   Title:  Assistant Vice President

                                                                     EXHIBIT 7

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2006, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                Dollar Amounts
ASSETS                                                           In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin ................................................       $3,375,000
  Interest-bearing balances .................................       11,937,000
Securities:
  Held-to-maturity securities ...............................        1,729,000
  Available-for-sale securities .............................       17,670,000
Federal funds sold and securities purchased
  under agreements to resell
  Federal funds sold in domestic offices ....................        3,953,000
  Securities purchased under agreements to
  resell ....................................................          162,000
Loans and lease financing receivables:
  Loans and leases held for sale ............................                0
  Loans and leases, net of unearned
    income ..................................................        3,730,000
  LESS: Allowance for loan and
    lease losses ............................................          286,000
  Loans and leases, net of unearned
    income and allowance ....................................       30,444,000
 Trading assets .............................................        5,047,000
Premises and fixed assets (including
  capitalized leases) .......................................          830,000
 Other real estate owned ....................................            1,000
 Investments in unconsolidated subsidiaries
  and associated companies ..................................          292,000
 Not applicable
 Intangible assets:
  Goodwill ..................................................        2,747,000
  Other intangible assets ...................................          981,000

Other assets ................................................        6,814,000
                                                                --------------
Total assets ................................................      $85,987,000
                                                                ==============

LIABILITIES
Deposits:
  In domestic offices .......................................      $30,000,000
  Noninterest-bearing .......................................       19,293,000
  Interest-bearing ..........................................       10,707,000
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs ..................................       33,219,000
  Noninterest-bearing .......................................          472,000
  Interest-bearing ..........................................       32,747,000
Federal funds purchased and securities sold
    under agreements to repurchase
  Federal funds purchased in domestic
   offices ..................................................          671,000
  Securities sold under agreements to
   repurchase ...............................................          185,000
Trading liabilities .........................................        2,479,000
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized leases) .....................        2,076,000
Not applicable
Not applicable
Subordinated notes and debentures ...........................        1,955,000
Other liabilities ...........................................        6,527,000

Total liabilities ...........................................      $77,112,000
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Minority interest in consolidated
  subsidiaries ..............................................          144,000

EQUITY CAPITAL
Perpetual preferred stock and related
  surplus ...................................................                0
Common stock ................................................        1,135,000
Surplus (exclude all surplus related to
  preferred stock) ..........................................        2,134,000
Retained earnings ...........................................        5,769,000
Accumulated other comprehensive income ......................         -307,000
Other equity capital components .............................                0
Total equity capital ........................................        8,737,000
                                                                --------------

Total liabilities, minority interest, and equity capital ....      $85,987,000
                                                                ==============

          I, Thomas J. Mastro, Executive Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                          Thomas J. Mastro,
                                   Executive Vice President and Comptroller

          We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                -
Thomas A. Renyi                  |
Gerald L. Hassell                |              Directors
                                -|